                                                                    EXHIBIT 10.1



                  AMENDMENT, dated as of November 12, 1998 to the NOTE PURCHASE AGREEMENT (the "Purchase Agreement") and the REGISTRATION RIGHTS AGREEMENT (the
                ------------------
"Registration Rights Agreement"), each dated as of March 31, 1998 between
 -----------------------------
CARDIOTECH INTERNATIONAL, INC., a Massachusetts corporation (the "Company") and
                                                                  -------
DRESDNER KLEINWORT BENSON PRIVATE EQUITY PARTNERS LP, a Delaware limited partnership (the "Purchaser").
                  ---------

                  WHEREAS, on March 31, 1998, pursuant to the Purchase Agreement, the Purchaser purchased $1,660,000 aggregate principal amount of the Company's 7% Convertible Senior Notes due March 31, 2003 (the "Notes");
                                                               -----

                  WHEREAS, pursuant to Section 1.1(b) of the Purchase Agreement the Purchaser agreed to purchase, and the Company agreed to issue, up to an additional $840,000 aggregate principal amount of Notes upon satisfaction of certain conditions, or the occurrence of certain events, as referred to therein;

                  WHEREAS, the Company has executed binding agreements with three research sites (in addition to Freemedic PLC) for clinical trials of the Company MyoLink Peripheral Graft as contemplated by Section 1.1(b)(ii) of the Purchase Agreement;

                  WHEREAS, in lieu of the Purchaser's additional purchase of $500,000 aggregate principal amount Notes as contemplated by Section 1.1(b)(ii) of the Purchase Agreement, the Company and the Purchaser desire that the Purchaser purchase 500,000 shares of a newly created Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock");
                                     ------------------------

                  WHEREAS, the conditions for the purchase of additional Notes pursuant to Sections 1.1(b)(i) and 1.1(b)(iii) of the Purchase Agreement have not been satisfied and are no longer applicable;

                  WHEREAS, in order to effect the Purchaser's purchase of such Series A Preferred Stock and to make related changes to the Purchase Agreement, the parties desire to amend the Purchase Agreement upon the terms set forth below;

                  WHEREAS, in connection with the execution of the Purchase Agreement, the Company and the Purchaser entered into the Registration Rights Agreement to set forth the rights of the Purchaser in connection with public offerings and sales of Common Stock of the Company;

                  WHEREAS, in connection with the amendment to the Purchase Agreement, the parties also desire to amend and restate each of the Notes issued to the Company (including the Notes issued in respect of interest payments on the initial Note issued to the Company) in order to effect certain technical and typographical corrections thereto; and

                  WHEREAS, in connection with the amendment to the Purchase Agreement, the parties also desire to amend the Registration Rights Agreement upon the terms set forth below;

                  ACCORDINGLY, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1. Amendment to Sections 1.1(b) and (c) of the Purchase Agreement.
                --------------------------------------------------------------

                  Sections 1.1(b) and (c) of the Purchase Agreement are hereby amended and restated in its entirety as follows:

                  "(b) At a Closing to be held after the Initial Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 500,000 shares of Series A Preferred Stock, if the Company or its Subsidiary shall have executed binding agreements with three research sites (in addition to Freemedic PLC) for clinical trials of the Company's MyoLink Peripheral Graft, which agreements are in form and substance reasonably satisfactory to the holders of a majority of the then outstanding aggregate principal amount of the Note.

                  The Closing hereunder with respect to the issuance and sale of shares of Series A Preferred Stock pursuant to this Section 1.1(b) shall be
                                                    --------------
subject to the satisfaction or waiver of the applicable conditions set forth in this Section 1.1(b), and to the delivery by the Company to the Purchaser of an
     --------------
SBA Letter (and accompanying forms as required therein), and shall take place on a date mutually agreed to by the Purchaser and the Company. Any shares of Series A Preferred Stock issued pursuant to this Section 1.1(b) shall have the rights,
                                          --------------
preferences, privileges and restrictions set forth in the Certificate of Vote of Directors Establishing a Class or Series of Stocks for such Series A Preferred Stock attached as Exhibit B hereto.
                  ---------

                  (c) The closings with respect to the issuance and sale of (x) the Notes pursuant to Section 1.1(a) or (y) the shares of Series A Preferred
                      --------------
Stock pursuant to Section 1.1(b) (each, a "Closing") shall take place at the
                  --------------           -------
offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York or via facsimile. At each Closing, the Company shall deliver to the Purchaser one or more certificates representing the Notes or the Series A Preferred Stock (as the case may be) being purchased by the Purchaser at such Closing, registered in the name of the Purchaser, against receipt of the purchase price therefor. The purchase price for any Notes purchased hereunder shall be equal to the aggregate principal amount of any such Notes being purchased. The purchase price for any shares of Series A Preferred Stock purchased hereunder shall be equal to $1.00 per share. Any such purchase price with respect to the Notes or the shares of Series A Preferred Stock shall be payable by wire transfer of immediately available funds to the Company (or by such payment to a bank and account number previously notified by the Company in writing to the Purchaser)."

     Section 2. Amendments to Recitals and Sections 1.2, 2.2, 2.3, 2.4, 2.20,
                -------------------------------------------------------------
3.2, 8.3 and 8.5 of the Purchase Agreement.
------------------------------------------

                  (a) The first paragraph of the recitals of the Agreement is hereby amended by adding immediately after the reference therein to "notes" the following additional words: "or shares of Series A Preferred Stock".

                  (b) Each of Sections 1.2, 2.2(b), 2.2(c), 2.4, 2.20, 3.2(a),
3.2(b) and 8.4(a) of the Purchase Agreement is hereby amended by adding immediately after each reference therein to "Purchased Notes" the following additional words: "and the Purchased Shares".

                  (c) Section 3.2(e) of the Purchase Agreement is hereby amended by adding immediately after each reference therein to "Notes" the following additional words: "and the shares of Series A Preferred Stock".

                  (d) Each of Sections 2.3, 8.3(a) and 8.5(j) of the Purchase Agreement is hereby amended by adding immediately after each reference therein to "Purchased Notes" the following additional words: "or the Purchased Shares".

                  (e) Section 8.3(a) of the Purchase Agreement is hereby amended by deleting the reference therein to "the holders of a majority of the then outstanding principal amount of the Notes (the "Requisite Holders")" in its
                                                -----------------
entirety, and replacing it with the following words: "the Requisite Holders".

                  (f) Section 8.5(i) of the Purchase Agreement is hereby amended by adding immediately after the reference therein to "Notes" the following additional words: "or the shares of Series A Preferred Stock".

         Section 3.  Amendments to Section 8.5 of the Purchase Agreement.
                     ---------------------------------------------------

                  (a) The first paragraph of Section 8.5 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "As long as the Purchasers hold the Requisite Securities, the Company shall not, without the prior written consent of the Requisite Holders:"

                  (b) Section 8.5(j) of the Purchase Agreement is hereby amended by adding immediately after the reference therein to "superior to the Common Stock" the following additional words: "other than the Purchased Shares".

         Section 4.  Amendment to Section 9.4 of the Purchase Agreement.
                     --------------------------------------------------

                  The second sentence of Section 9.4 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "Upon any Transfer of the Purchased Notes, the Purchased Shares or the Reserved Common Shares, the transferee shall be bound by, and entitled to the benefits of, this Agreement with respect to such transferred Notes or shares in the same manner as the transferring Purchaser."

         Section 5.  Amendment to Section 9.7 of the Purchase Agreement.
                     --------------------------------------------------

                  Section 9.7 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "The terms and provisions of this Agreement may not be modified or amended, nor may any of the provisions hereof be waived, temporarily or permanently, except pursuant to a written instrument executed by the Company and the Requisite Holders."

         Section 6.  Amendments to Exhibit A of the Purchase Agreement.
                     -------------------------------------------------

                  (a) Exhibit A of the Purchase Agreement is hereby amended to add the following definitions thereto (in appropriate alphabetical order):

                  "Purchased Shares" means the shares of Series A Preferred
                   ----------------
Stock purchased by the Purchaser pursuant to the terms of this Agreement.

                  "Requisite Securities" means an amount of Purchased Notes
                   --------------------
and/or Purchased Shares representing at least 10% of the Common Stock Equivalents with respect to the Purchased Notes or the Purchased Shares issued pursuant to this Agreement.

                  "Series A Preferred Stock" means the Series A Preferred Stock,
                   ------------------------
par value $[.01] per share, of the Company.

                  (b) Exhibit A of the Purchase Agreement is hereby amended by deleting in its entirety the definition of "Requisite Holders" set forth
                                            -----------------
therein, and replacing it with the following definition:

                  "Requisite Holders" means the holders of a majority of the
                   -----------------
Common Stock Equivalents with respect to the Purchased Notes or the Purchased Shares then outstanding.

                  (c) The definition of "Common Equivalents" set forth in
                                         ------------------
Exhibit A of the Purchase Agreement is hereby amended by adding immediately after the reference therein to "Purchased Note" the following additional words:
"or a Purchased Share".

                  (d) The definition of "Documents" set forth in Exhibit A of
                                         ---------
the Purchase Agreement is hereby amended by adding immediately after the reference therein to "this Agreement" the following additional words: ", the Amendment to this Agreement dated as of November 12, 1998, the Purchased Shares,".

                  (e) The definition of "Documents" set forth in Exhibit A of
                                         ---------
the Purchase Agreement is hereby amended by adding immediately after the reference therein to "the Initial Closing" the following additional words:" or any Closing after the Initial Closing".

                  (f) The definition of "Reserved Common Shares" set forth in
                                         ----------------------
Exhibit A of the Purchase Agreement is hereby amended by adding immediately after the reference therein to "Purchased Notes" the following additional words:
"or the Purchased Shares".

                  (g) The definition of "Restricted Securities" set forth in
                                         ---------------------
Exhibit A of the Purchase Agreement is hereby amended by adding immediately after the reference therein to "Purchased Notes" the following additional words:
", the Purchased Shares".

         Section 7.  Addition of Exhibit B of the Purchase Agreement.
                     -----------------------------------------------

                  The Certificate of Vote of Directors Establishing a Class or Series of Stock with respect to the Series A Preferred Stock, in the form attached to this Amendment, is hereby added as a new Exhibit B to the Purchase
                                                     ---------
Agreement.

         Section 8.  Amendment And Restatement of the Notes.
                     --------------------------------------

                  Each of the Notes issued on March 31, 1998, June 30, 1998 and September 30, 1998 is hereby amended and restated in the forms attached hereto. The Purchaser shall deliver each of the original Notes to the Company for cancellation, and the Company shall execute and deliver to the Purchaser replacement Notes in exchange therefor in the forms attached hereto.

     Section 9. Reaffirmation of Representations and Warranties in the Purchase
                ---------------------------------------------------------------
Agreement.
---------

                  (a) The Company hereby reaffirms to the Purchase that each of the representations and warranties set forth in Sections 2.1, 2.2, 2.3 and 2.20 of the Purchase Agreement, as amended by the terms of this Amendment, is true and correct as of the date hereof.

                  (b) The Purchaser hereby reaffirms to the Company that each of the representations and warranties set forth in Section 3.1 and 3.2 of the Purchase Agreement, as amended by the terms of this Amendment, is true and correct as of the date hereof.

         Section 10. No Event of Default.
                     -------------------

                  The Company hereby represents and warrants to the Purchaser that, as of the date hereof, no Event of Default (as defined in the Purchase Agreement) has occurred and is continuing.

         Section 11. Research Agreements.
                     -------------------

                  The Company hereby represents and warrants to the Purchaser that attached hereto are true and complete copies of three binding agreements executed by the Company (or one of its Subsidiaries) with a research site with respect to clinical trials of the Company's MyoLink Peripheral Graft.

     Section 12. Amendments to Section 1 of the Registration Rights Agreement.
                 ------------------------------------------------------------

                  (a) The definition of "Investors" set forth as Section 1(d) of
                                         ---------
the Registration Rights Agreement is hereby amended by adding immediately after the reference therein to "Purchased Notes" the following additional words:
"or the Purchased Shares".

                  (b) The definition of "Restricted Securities" set forth as
                                         ---------------------
Section 1(l) of the Registration Rights Agreement is hereby amended by adding immediately after each reference therein to "Purchased Notes" the following additional words: "or the Purchased Shares".

                  (c) Section 1 of the Registration Rights Agreement is hereby amended to add the following definitions thereto (in appropriate alphabetical order):

                  "Purchased Notes" shall have the meaning ascribed thereto in
                   ---------------
the Note Purchase Agreement.

                  "Purchased Shares" shall have the meaning ascribed thereto in
                   ----------------
the Note Purchase Agreement.

         Section 13. Fees.
                     ----

                  The Company will pay, and hold the Purchaser harmless against all Liability for the payment of, (i) all reasonable costs and other expenses incurred from time to time by the Company in connection with the Company's performance of and compliance with all agreements and conditions contained in this Amendment and the Purchase Agreement, as amended hereby, on its part to be performed or complied with (including the reasonable costs and expenses of counsel incurred in connection with the review and preparation of the Documents), (ii) the actual, out-of-pocket costs and expenses incurred by the Purchaser at or prior to the date hereof in connection with the transactions contemplated hereby, including fees and charges of O'Sullivan Graev & Karabell, LLP (counsel to the Purchaser), in connection with the purchase and ownership of the Purchased Shares, (iii) the reasonable costs and expenses (including fees and expenses of counsel) incurred by the Purchaser in connection with any amendment or waiver of, or enforcement of, any Document relating to the transactions contemplated hereby, and (iv) the reasonable fees and expenses incurred by the Purchaser in any filing with any Governmental Authority with respect to its investment in the Company or in any other filing with any Governmental Authority with respect to the Company that mentions the Purchaser.

         Section 14. Ratification.
                     ------------

                  Each of the Purchase Agreement and the Registration Rights Agreement, as amended hereby, is ratified by each of the parties hereto and shall remain in full force and effect in accordance with its terms as so amended. The amendments set forth above are not a consent to any waiver or modification of any other terms or conditions of the Purchase Agreement or the

Registration Rights Agreement or any of the instruments or documents referred to in the Purchase Agreement or the Registration Rights Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Purchase Agreement or the Registration Rights Agreement or any of the instruments or documents referred to therein.

         Section 15. Governing Law; Waiver of Jury Trial.
                     -----------------------------------

                  (a) All questions concerning the construction, interpretation and validity of this Amendment shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Amendment, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

                  (b) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AMENDMENT OR ANY DOCUMENTS RELATED HERETO.

         Section 16. References.
                     ----------

                  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Purchase Agreement or the Registration Rights Agreement (as the case may be) shall, after this Amendment is executed by the parties hereto, refer to the Purchase Agreement or the Registration Rights Agreement (as the case may be) as amended hereby. All references to sections contained in the Purchase Agreement or the Registration Rights Agreement (as the case may be) shall, after this Amendment is executed by the parties hereto, refer to such sections as amended hereby.

         Section 17. Certain Defined Terms.
                     ---------------------

                  Capitalized terms used herein but not otherwise defined shall have the same meanings as defined in the Purchase Agreement.

         Section 18. Descriptive Headings.
                     --------------------

                  The title of and the section and paragraph headings in this Amendment are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                      CARDIOTECH INTERNATIONAL, INC.



                                      By: /s/ Michael Szycher
                                         --------------------------------
                                          Name:  Michael Szycher
                                          Title: Chief Executive Officer


                                      DRESDNER KLEINWORT BENSON
                                      PRIVATE EQUITY PARTNERS LP

                                      By: Dresdner Kleinwort Benson
                                          Private Equity Manager,
                                          LLC, its general partner


                                      By: /s/ Jonathan Walker
                                         --------------------------------
                                          Name:   Jonathan Walker
                                          Title:  Authorized Person